UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): July 1, 2010 (June 30, 2010)
Ennis, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Texas	1-5807	75-0256410

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2441 Presidential Pkwy Midlothian, Texas	76065

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (972) 775-9801
N/A
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07 Submission of Matters to a Vote of Security Holders
(a)	The Company held its Annual Meeting of Shareholders on June 30, 2010.

(b)	Proxies for the meeting were solicited pursuant to Regulation 14A; there was no solicitation in opposition to management’s nominees for directors listed in the Proxy Statement and all such nominees were elected.

Directors elected were:

			Broker
Nominees for Director	Votes Cast for	Votes Withheld	Non-Votes
Kenneth G. Pritchett	21,360,244	243,613	2,653,302
Michael J. Schaefer	21,360,215	243,642	2,653,302
James C. Taylor	21,372,124	231,733	2,653,302
Additionally, the following persons also continue to serve as directors.

Frank D. Bracken
Godfrey M. Long, Jr.
Thomas R. Price
Alejandro Quiroz
Michael D. Magill
Keith S. Walters
Briefly described below are the other matters voted upon at the Annual Meeting and the number of affirmative votes and negative votes respectively.

Selection of Grant Thornton, LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 28, 2011.

For	Against	Abstain
24,140,752	62,268	54,139
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ennis, Inc.
Date: July 1, 2010	By:	/s/ Richard L. Travis, Jr.
Richard L. Travis, Jr.
Chief Financial Officer